                                                                  EXHIBIT 10.50


                        FOURTH AMENDMENT TO THE SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT

                  FOURTH AMENDMENT dated as of November 13, 2001 (this "Amendment") with respect to the Second Amended and Restated Credit Agreement dated as of October 29, 1999 (as amended, the "Credit Agreement") by and among SLI, Inc., as borrower (the "Borrower"), the Guarantors party thereto, the lenders party thereto (the "Lenders") and Fleet National Bank (formerly known as BankBoston, N.A.), as Administrative Agent (the "Administrative Agent").

                                  WITNESSETH:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans and other financial accommodations to the Borrower which remain outstanding; and

                  WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so, but only on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

                  Section 1.1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned in the Credit Agreement and the following terms shall have the following meanings:

                  "Amendment Fee" has the meaning specified in Section 6.2(b).

                  "Business Plan" has the meaning specified in Section 3.1(e).

                  "Collateral Certificate" means a Collateral Certificate in form and substance satisfactory to the Administrative Agent, attached hereto as Exhibit A.

                  "Effective Date" means the first date on which the conditions precedent specified in Article IV of this Amendment shall have been satisfied or the satisfaction thereof shall have been waived in accordance with the terms hereof.

                  "Financial Advisor" has the meaning specified in Section
         3.1(c).

                  "First Installment" has the meaning specified in Section
         6.2(b).

                  "Foreign Collateral Schedule" has the meaning specified in
         Section 3.1(g)(iv).

                  "Investment Bankers" has the meaning specified in Section 3.1(c).

                  "Overage Fee" has the meaning specified in Section 6.2(c).

                  "Target Exposure" means, as of the first Business Day of each fiscal quarter set forth below, the amount set forth below opposite such fiscal quarter:

                  Fiscal Quarter:         Target Exposure:
                -------------------       ----------------
                   April 1, 2002           $315,000,000

                    July 1, 2002           $300,000,000

                  October 1, 2002          $275,000,000

                January 2, 2003 and        $250,000,000
                     thereafter

                  "Third Installment" has the meaning specified in Section
         6.2(b).

                  "Total Exposure" means, as of any date of determination, the sum of (a) the aggregate Revolving Credit Commitment as of such date and (b) the aggregate amount outstanding under the Term Loan as of such date, in each case after giving effect to any prepayments and Commitment reductions made on such date.

                                  ARTICLE II
                                   AMENDMENTS

                  Section 2.1.      Amendments to Section 1.1 (Definitions).

                  (a) Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the followings definitions: "Applicable Margin", "Capital Expenditures", "Consolidated Fixed Charge Coverage Ratio", "Consolidated Interest Coverage Ratio", "Consolidated Net Worth", "EBITDA", "Leverage Ratio", "Permitted Acquisitions", "Permitted Securitization", "Required Revolving Credit Lenders" and "Special Counsel" and (ii) inserting the following definitions in their proper alphabetical order:

                  "Applicable Margin" means, for any Type of Loan, the respective rates set forth below for such Loans of such Type opposite the applicable Total Exposure level (with respect to Loans for which interest is determined by reference to the Adjusted LIBO Rate, measured as of the first day of the relevant Interest Period):

                                                        Applicable
                                Applicable Margin     Margin for Base
           Total Exposure        for LIBOR Loans        Rate Loans
           --------------       -----------------     ---------------

           > $300,000,000             3.75%                2.25%
           -

          $250,000,000 to             3.50%                2.00%
            $299,999,999

           $200,000,000 to            3.00%                1.50%
            $249,999,999

           < $199,999,999             2.50%                1.00%
           -

         ; provided, however, that, as of any date, in the event that the Leverage Ratio as of the last day of the prior fiscal quarter shall be greater than 3.75:1.00 (or if no Compliance Certificate has been timely delivered for such quarter), then (i) the Applicable Margin for Loans for which interest is determined by reference to the Adjusted LIBO Rate shall not be less than 3.00% and (ii) the Applicable Margin for Loans for which interest is determined by reference to the Adjusted Base Rate shall not be less than 1.50%. For purposes hereof, a "Payment Period" means the period commencing one Business Day after receipt by the Lenders of the Compliance Certificate.

                  "Capital Expenditures" means, for any period, the World Wide Consolidated Total amount capitalized in accordance with GAAP to acquire, construct or materially improve fixed assets, property plant and equipment, real property or other long lived tangible assets. The amount capitalized shall be inclusive of all such transactions, without regard to the means used to finance the transaction, specifically including capitalized lease transactions, but excluding transactions undertaken in connection with the repair or replacement of property affected by a Casualty Event.

                  "Consolidated Fixed Charge Coverage Ratio" means at any date of determination, the ratio of (a) World Wide Consolidated Total EBITDA computed over the Relevant Covenant Period and multiplied by the Relevant Annualization Factor to (b) World Wide Consolidated Total Interest Expense (determined on a consolidated basis without duplication in accordance with GAAP), plus all Required Principal Payments, both computed over the Relevant Covenant Period and multiplied by the Relevant Annualization Factor.

                  "Consolidated Interest Coverage Ratio" means at any date of determination, the ratio of (a) World Wide Consolidated Total EBITDA computed over the Relevant Covenant Period and multiplied by the Relevant Annualization Factor to (b) World Wide Consolidated Total Interest Expense (determined on a consolidated basis without duplication in accordance with GAAP) computed over the Relevant Covenant Period and multiplied by the Relevant Annualization Factor.

                  "Consolidated Net Worth" means, at any date of determination, the sum of the World Wide Consolidated Total contributed capital and retained earnings (determined on a consolidated basis without duplication in accordance with GAAP). Further, for the purpose of the Minimum Net Worth Covenant pursuant to Section 7.9(d), the above amount shall be decreased or increased by the cumulative value of gains and/or losses associated with Disposition(s) recognized on a GAAP basis between the Effective Date and the Revolving Credit Maturity Date, to the extent permitted hereunder, and without regard to clause (b)(ii) of the definition of "Disposition".

                  "Debt Service" means both the principal and interest portions of all payments required in connection with the World Wide Consolidated Total Funded Debt (determined on a consolidated basis without duplication in accordance with GAAP).

                  "EBITDA" means the sum of World Wide Consolidated Totals for the following income statement accounts: operating income, income tax provision, interest expense, depreciation expense and amortization expense over the Relevant Covenant Period. EBITDA shall exclude the historical operating results of all discontinued operations, commencing in the quarter the disposal is recognized in the Borrower's financial statements, non-controllable professional fees incurred in connection with the restructuring, gains or losses on fixed asset dispositions recognized in accordance with GAAP, non-recurring restructuring charges and other non-recurring, non-operating income and/or costs. Further, the foregoing is subject to the EBITDA adjustment in Section 7.11 hereof when used to calculate the Leverage Ratio.

                  "Fourth Amendment" means the Fourth Amendment, dated as of November 13, 2001, to the Second Amended and Restated Credit Agreement dated as of October 29, 1999.

                  "Fourth Amendment Effective Date" means the Effective Date (as defined in the Fourth Amendment).

                  "Leverage Ratio" means as at any date of determination, the ratio of (a) World Wide Consolidated Total Funded Debt (determined on a consolidated basis without duplication in accordance with GAAP) on such date to (b) World Wide Consolidated Total EBITDA computed over the Relevant Covenant Period and multiplied by the Relevant Annualization Factor, and adjusted according to the provisions of
         Section 7.11.

                  "Relevant Annualization Factor" shall mean the number of fiscal quarters per year (4) divided by the number of quarters included in the Relevant Covenant Period.

                                                                                  Relevant
                                                                                Annualization
 Fiscal Quarter Ended               Relevant Covenant Period                       Factor
----------------------        --------------------------------------            -------------
September 30, 2001            July 2, 2001 to September 30, 2001                      4
December 30, 2001             July 2, 2001 to December 30, 2001                       2
March 31, 2002                July 2, 2001 to March 31, 2002                        1.33
June 30, 2002                 July 2, 2001 to June 30, 2002                           1
September 29, 2002            October 1, 2001 to September 29, 2002                   1
December 29, 2002             December 31, 2001 to December 29, 2002                  1
March 30, 2003                April 1, 2001 to March 30, 2003                         1
All Subsequent Periods        Rolling four quarters ended                             1

                  "Relevant Covenant Period" means the time period over which all income statement and cash flow figures will be aggregated in calculating and reporting the financial covenants.

                   "Required Lenders" means, at any time, Lenders having Revolving Credit Exposure, unused Revolving Credit Commitments and Term Loan Exposure representing at least 51% of the sum of the total Revolving Credit Exposure, unused Revolving Credit Commitments and Term Loan Exposure at such time.

                  "Required Principal Payments" means the principal portion of all World Wide Consolidated Total Debt Service payments made in connection with World Wide Consolidated Total Funded Debt, except to the extent that such payment was financed by a Loan.

                  "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                   "Term Loan Commitment" means, with respect to any Lender at any time, the outstanding principal amount of such Lender's Term Loan at such time. The amount of each Lender's Term Loan Commitment as of the Fourth Amendment Effective Date is set forth on Schedule 2.1.

                  "Term Loan Exposure" means, with respect to each Lender, such Lender's Term Loan Commitment.

                  "Term Loan Maturity Date" means the last Business Day in October 2004.

                  "Total Exposure" has the meaning assigned to such term in the Fourth Amendment.

                  "Transferee" has the meaning assigned to such term in Section 10.13.

                  "World Wide Consolidated Total" means the consolidated value of any financial flow or balance, as published in the Borrower's 10Q and 10K reports filed with the Securities and Exchange Commission.

                  "World Wide Consolidated Total Interest Expense" means, for any period, the sum of the World Wide Consolidated Totals (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness accrued or capitalized during such period (whether or not actually paid during such period) plus (b) the net amounts payable (or minus the net amounts receivable) under Hedging Agreements and Permitted Securitizations (to the extent such amounts are classified as interest under GAAP) accrued during such period (whether or not actually paid or received during such period) including fees, but excluding (i) reimbursement of legal fees and other similar transaction costs and
         (ii) payments required by reason of the early termination of Hedging Agreements in effect on the date hereof plus (c) all fees, including letter of credit fees and expenses, incurred hereunder after the Effective Date.

                  (b) The definition of "Compliance Certificate" contained in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" immediately before clause (iii) contained therein, (ii) inserting the following immediately before the period after the word "certificate":

                  "and (iv) stating whether the Borrower is in compliance with
                  Section 7.1 as at the last day of the preceding month"

and (iii) inserting at the end thereof the following:

                  "The Compliance Certificate shall set forth detailed calculations demonstrating compliance with each financial covenant and shall be in form and substance satisfactory to the Agent."

                  (c)      The definition of "Disposition" contained in Section
1.1 of the Credit Agreement is hereby amended by deleting clause (b) in its entirety and inserting in lieu thereof the following:

                  "(b) any sale, assignment, transfer or other disposition of
                  (i) any property sold or disposed of in the ordinary course of business and on ordinary business terms and (ii) any Collateral under, and as defined in the Collateral Documents pursuant to an exercise of remedies by the Administrative Agent thereunder."

                  (d) The definition of "Permitted Investments" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and inserting in lieu thereof a new clause (b) as follows:

                  "(b) Loans to employees of the Borrower or any Guarantor not to exceed $650,000 in the aggregate outstanding at any time."

                  Section 2.2. Amendments to Schedule 2.1 (List of Lenders and Revolving Credit Commitments). Schedule 2.1 of the Credit Agreement is hereby amended by deleting said schedule in its entirety and inserting in lieu thereof the Schedule 2.1 attached hereto as Exhibit B.

                  Section 2.3.      Amendment to Section 1.3 (Terms Generally).
Section 1.3 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

                  "Immediately upon the conversion of the 364 Day Revolving Credit Loans to a Term Loan pursuant to Section 2.19, all references herein (except in Section 2.19) to "364 Day Revolving Credit Commitment", "364 Day Revolving Credit Exposure", "364 Day Revolving Credit Loan", "364 Day Revolving Credit Maturity Date" and "Required Revolving Credit Lenders" shall be deemed to be references to "Term Loan Commitment", "Term Loan Exposure", "Term Loan", "Term Loan Maturity Date" and "Required Lenders", respectively.

                  Section 2.4. Amendment to Section 2.6 (Interest Elections). Section 2.6 of the Credit Agreement is hereby amended by deleting the phrase ", at the request of the Required Revolving Credit Lenders," in
Section 2.6(e).

                  Section 2.5.      Amendment to Section 2.12 (Interest).
Section 2.12 of the Credit Agreement is hereby amended by deleting the phrase "for a period of 30 or more days" in Section 2.12(c).

                  Section 2.6. Amendment to Section 2.10 (Prepayment of Loans). Section 2.10 of the Credit Agreement is hereby amended by inserting at the end thereof a new Section 2.10(f) as follows:

                  "(f) Term Loan. Any prepayments applied to the Term Loan pursuant to this Section 2.10 shall constitute permanent reductions to the Term Loan Commitment of each Lender. Prepayments to the Term Loan shall be applied to scheduled amortization payments in direct order of maturity."

                  Section 2.7. Amendment to Section 6.1(d) (Financial Statements and Other Information). Section 6.1(d) of the Credit Agreement is hereby amended by inserting after the word "above" but before the comma the following:

                  "and within five Business Days after the last Business Day of any month in respect of Section 7.1 "

                  Section 2.8.      Amendment to Section 7.1 (Indebtedness).
Section 7.1 of the Credit Agreement is hereby amended by inserting at the end thereof the following:

                  "Notwithstanding anything to the contrary set forth above, Indebtedness of the Consolidated Group (except for Indebtedness to the Lenders created hereunder) shall not exceed in the aggregate $85,000,000 as of the last Business Day of any month; provided, however, that such Indebtedness shall not exceed in the aggregate $90,000,000 at any time."

                  Section 2.9.      Amendment to Section 7.2 (Liens). Section
7.2 of the Credit Agreement is hereby amended by deleting the following: "(h) Any lien related to a Permitted Securitization.".

                  Section 2.10. Amendment to Section 7.4 (Fundamental Changes). Section 7.4 of the Credit Agreement is hereby amended by deleting the phrase "Permitted Acquisitions,".

                  Section 2.11. Amendment to Section 7.5 (Investments; Hedging Agreements). Section 7.5 of the Credit Agreement is hereby amended by
(i) deleting clause (i) of paragraph (a) in its entirety and inserting in lieu thereof the following new clause (i):

                  "(i) Investments by the Borrower in capital stock of a Guarantor or Covenant Party to the extent outstanding on the date of the financial statements of the Borrower or any Consolidated Subsidiary referred to in Section 4.4 hereof, advances by and among the Borrower, the Guarantors and the Covenant Parties (provided that advances to Covenant Parties comply with the requirements of Section 2.5(b)(iv)) in the ordinary course of their respective businesses and capital contributions by any of the Borrower or the Guarantors in each other;"

                  and

                  (ii) inserting at the end of said Section 7.5 the following:

                  "Notwithstanding anything to the contrary set forth above, on and after the Fourth Amendment Effective Date, additional Investments permitted pursuant to this Section 7.5 shall not exceed in the aggregate at any one time, without duplication, the maximum amount of World Wide Consolidated Capital Expenditures permitted pursuant to Section 7.9(d); provided that, on and after the Fourth Amendment Effective Date, additional Investments in Unrestricted Subsidiaries shall not exceed zero."

                  Section 2.12. Amendment to Section 7.9 (Certain Financial Covenants). Section 7.9 of the Credit Agreement is hereby amended by deleting said section in its entirety and inserting in lieu thereof the following:

                  "(a) Maximum Leverage Ratio. The Consolidated Group shall not permit the Leverage Ratio as of the last day of each fiscal quarter ended on the dates set forth below to be greater than the ratio opposite such dates:


           Fiscal Quarter ended           Ratio
           --------------------        ----------
           September 30, 2001          37.90:1.00
           December 31, 20011           4.50:1.00
           March 31, 2002               9.30:1.00
           June 30, 2002                8.20:1.00
           September 30, 2002           6.90:1.00
           December 31, 2002            5.50:1.00
           March 31, 2003
             and thereafter             4.75:1.00

                  (b) Consolidated Interest Coverage Ratio. The Consolidated Group shall not permit the Consolidated Interest Coverage Ratio as of the last day of each fiscal quarter ended on the dates set forth below to be less than the ratio opposite such dates:

           Fiscal Quarter ended                Ratio
           --------------------              ---------
           September 30, 2001                0.40:1.00
           December 31, 2001                 0.80:1.00
           March 31, 2002                    1.10:1.00
           June 30, 2002                     1.40:1.00
           September 30, 2002                1.70:1.00
           December 31, 2002                 2.30:1.00
           March 31, 2003
              and thereafter                 2.50:1.00

                  (c) Consolidated Fixed Charge Coverage Ratio. The Consolidated Group shall not permit the Consolidated Fixed Charge Coverage Ratio as of the last day of each fiscal quarter ended on the dates set forth below to be less than the ratio opposite such dates:


           Fiscal Quarter ended                Ratio
           --------------------              ---------
           September 30, 2001                0.30:1.00
           December 31, 2001                 0.50:1.00
           March 31, 2002                    0.60:1.00
           June 30, 2002                     0.70:1.00
           September 30, 2002                0.80:1.00
           December 31, 2002                 1.00:1.00
           March 31, 2003
              and thereafter                 1.10:1.00

                  (d) Minimum Net Worth. The Consolidated Group shall not permit Consolidated Net Worth, as of the last day of any fiscal quarter, to be less than $190,000,000.

                  (e) Capital Expenditures. The Consolidated Group shall not permit World Wide Consolidated Capital Expenditures in any fiscal quarter to be greater than the sum of (i) the amount opposite the applicable fiscal quarter end date set forth below and (ii) so long as no Default or Event of Default has occurred and is continuing, the aggregate amount of unspent permitted World Wide Capital Expenditures with respect to the prior three fiscal quarters set forth below:


           Fiscal Quarter ended                Amount
           --------------------              ----------

           September 30, 2001                $8,250,000
           December 31, 2001                 $7,500,000
           March 31, 2002                    $4,750,000
           June 30, 2002                     $4,000,000
           September 30, 2002                $3,500,000
           December 31, 2002                 $3,750,000
           March 31, 2003
              and thereafter                 $4,500,000".

                  Section 2.13.     Amendment to Article 10 (Miscellaneous).
Article 10 of the Credit Agreement is hereby amended by inserting at the end thereof a new Section 10.13 as follows:

                  "Section 10.13    Confidentiality.

                  Each of the Administrative Agent, the Documentation Agent, the Syndication Agent and each Lender agrees to keep confidential all non-public information provided to it by the Borrower or any Guarantor or their respective representatives or affiliates pursuant to this Agreement and the other Loan Documents that is designated by such party as confidential; provided that nothing herein shall prevent the Administrative Agent, the Documentation Agent, the Syndication Agent or any Lender from disclosing any such information (a) to the Administrative Agent, the Documentation Agent, the Syndication Agent, any other Lender or any affiliate of any Lender, (b) to any participant or assignee (each, a "Transferee") or prospective Transferee which agrees to comply with the provisions of this Section 10.13 and which is not, in the reasonable judgment of the Administrative Agent, the Documentation Agent, the Syndication Agent or such Lender, as applicable, a competitor of the Borrower, a Guarantor or any of their Affiliates, (c) to the employees, directors, agents, attorneys, accountants and other professional advisors of the Administrative Agent, the Documentation Agent, the Syndication Agent or such Lender or their respective affiliates, (d) upon the request or demand of any Governmental Authority having jurisdiction over the Administrative Agent, the Documentation Agent, the Syndication Agent or such Lender, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding (in which case prior notice of such disclosure shall be given to the Borrower to the extent practicable), (g) which has been publicly disclosed other than in breach of this Section 10.13, or (h) in connection with the exercise of any remedy hereunder or under any other Loan Document."

                  Section 2.14.     Amendment to Section 10.1 (Notices).
Section 10.1(b) of the Credit Agreement is hereby amended by deleting said Section and inserting in lieu thereof the following:

                  "(b) if to the Administrative Agent, to Fleet National Bank, 777 Main Street, Hartford, Connecticut 06115, Attention of Andrew J. Maidman (Telecopy No. 860-986-2435), with a copy to Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, Attention of Brian Trust, Esq. (Telecopy No. 212-262-1910)."

                  Section 2.15. Amendment to Section 10.3 (Expenses; Indemnity; Damage Waiver). Section 10.3(a) of the Credit Agreement is hereby amended by (a) deleting the phrase "Special Counsel" and inserting in lieu thereof the phrase "counsel to the Administrative Agent and any financial advisor retained by such counsel" and (b) inserting at the end thereof the following:

                  "In addition, the Borrower and each Guarantor jointly and severally agree to pay, or reimburse the Administrative Agent for paying, the costs and expenses associated with collateral audits, appraisals and environmental surveys that may be conducted at the direction of the Administrative Agent."

                  Section 2.16. Amendment to Section 10.4 (Successors and Assigns). Section 10.4(b) of the Credit Agreement is hereby amended by (a) deleting the phrase "and the Borrower" in clause (b)(i), (b) deleting the word "their" in clause (b)(i) and inserting in lieu thereof the word "its", (c) deleting the phrase "each of the Borrower" in clause (b)(ii), and (d) deleting the word "consent" in clause (b)(ii) and inserting in lieu thereof the word "consents".

                                  ARTICLE III
                                   AGREEMENTS

                  Section 3.1.      Agreements.

                  (a) Term Loan. Subject to Sections 2.9, 2.10 and 8.1 of the Credit Agreement, it is understood that the Term Loan shall be repaid in quarterly installments in an amount equal to $6,666,666.67 beginning on January 2, 2002, and on the first Business Day of each April, July, October and January thereafter, with any balance due on the Term Loan Maturity Date.

                  (b) Cash Management System; Certain Debits. The Borrower shall maintain its cash management system at the Administrative Agent or otherwise pursuant to depositary agreements in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall be entitled to debit any operating account of the Borrower or any Guarantor to collect costs and expenses to which the Administrative Agent is entitled pursuant to the Credit Agreement or this Amendment. So long as no Default or Event of Default shall have occurred and be continuing, the Administrative Agent shall provide the Borrower seven Business Days' notice prior to debiting any such account.

                  (c) Financial Advisor; Investment Bankers. The Borrower shall (i) continue the retention of PricewaterhouseCoopers, or another financial advisor reasonably acceptable to the Administrative Agent and the Required Lenders (the "Financial Advisor") and (ii) (a) in the event that the Borrower shall not have entered into a definitive purchase and sale agreement with a bona fide third party with respect to the sale of the Borrower's Latin American operations on or before December 31, 2001, retain on or before January 31, 2002, and thereafter continue the retention of, an investment banker to explore strategic alternatives, including the sale of such operations and (b) in the event that the Borrower shall have entered into a definitive purchase and sale agreement referred to in clause (a) above, retain on or before June 30, 2002, and thereafter continue the retention of, an investment banker to explore strategic alternatives (an investment banker retained pursuant to either clause (a) or (b) above, an "Investment Banker"). The identity and scope of engagement of the Financial Advisor and the Investment Banker shall be reasonably acceptable to the Administrative Agent and the Required Lenders. The Administrative Agent, the Lenders and their advisors shall be provided reasonable access to the Financial Advisor and the Investment Banker and shall, upon the Administrative Agent's reasonable request, receive copies of all information provided to or from them.

                  (d) Administrative Agent's Advisors. The Administrative Agent's counsel may retain Deloitte & Touche, or another financial advisor. The Borrower and its Subsidiaries shall cooperate in all respects with any such financial advisor and shall pay or reimburse the Administrative Agent for all reasonable fees and out-of-pocket expenses incurred in connection therewith.

                  (e) Business Plan. The Borrower shall deliver to the Administrative Agent and the Lenders on or before January 31, 2002 a detailed business plan which plan shall be prepared on a "bottom-up" basis for each of the operating divisions of the Borrower (the "Business Plan"). The Business Plan shall be in form and substance satisfactory to the Administrative Agent, and shall include, without limitation: (a) monthly projected income statements,
(b) balance sheets, (c) cash flow forecasts for each operating division, (d) a summary of material planned capital expenditures along with written explanations describing the asset, the timing of the purchase and or disposition, and the expected value of such transactions, (e) a brief written summary of key assumptions underlying the plan and (f) a brief narrative assessment of the Borrower's major strategic initiatives, challenges and future direction. The Borrower shall deliver to the Administrative

Agent and the Lenders on or before January 31, 2003, and January 31, 2004, similar Business Plans for fiscal years 2003 and 2004, respectively.

                  (f) Additional Reporting. The Borrower shall deliver to the Administrative Agent and the Lenders (i) on or before Wednesday of each week, a thirteen week rolling cash flow forecast which shall detail all sources and uses of cash on a weekly basis and shall report any variances from the prior week, and which shall be reforecast in its entirety as of the end of each month; provided, that, during any period in which (a) the Leverage Ratio as of the last day of the prior fiscal quarter shall be less than 3.75:1.00 and (b) Total Exposure is less than $250,000,000, then such cash flow forecasts shall be delivered by the Borrower on a monthly basis, and (ii) on or before the first day of each month, a written status report as of the end of the month immediately preceding the month just ended, in each case, in form and substance satisfactory to the Administrative Agent and the Lenders. The Borrower, and the Financial Advisor and, to the extent applicable, the Investment Banker, shall
(i) participate on bi-weekly (or more frequently as the Administrative Agent shall request) conference calls with the Administrative Agent and the Lenders and (ii) attend quarterly (or more frequently as the Administrative Agent shall request) in-person meetings with the Administrative Agent and the Lenders.

                  (g)      Collateral Matters.

                           (i)      The Borrower shall deliver to the
         Administrative Agent and the Lenders a completed Collateral Certificate (i) with respect to the Borrower and its Domestic Subsidiaries, as promptly as practicable and in no event later than 30 days after the Effective Date and (ii) with respect to the Borrower's Foreign Subsidiaries, as promptly as practicable and in no event later than 60 days after the Effective Date. The Borrower shall thereafter deliver to the Administrative Agent and the Lenders an updated Collateral Certificate with respect to the Borrower and its Subsidiaries on or before December 31 of each year beginning December 31, 2002.

                           (ii) As promptly as practicable after the Effective Date, and in no event later than December 31, 2001, the Borrower shall deliver stock certificates and powers with respect to 100% of the capital stock of each domestic Subsidiary and 65% of the capital stock of each foreign Subsidiary.

                           (iii) As promptly as practicable after the Effective Date, and in no event later than January 15, 2002, the Borrower and its Subsidiaries shall deliver to the Administrative Agent for the ratable benefit of the Lenders fully executed and notarized mortgages, deeds of trust or deeds to secure debt, together with all related documents and instruments deemed necessary by the Agent, including environmental surveys, appraisals and legal opinions, in each case, in form and substance satisfactory to the Administrative Agent and the Required Lenders, with respect to the Real Property identified in Schedule 1 hereto.

                           (iv) The Borrower and its Subsidiaries shall, together with the Administrative Agent and its advisors, engage in extensive business and legal due diligence (including, without limitation, an assessment of the claims and priority of local lines of credit) with respect to the Foreign Subsidiaries to assess and explore opportunities for such Foreign Subsidiaries to grant security interests in their assets in favor of the Administrative Agent for the benefit of the Lenders. Upon consideration of the foregoing, by January 15, 2002, the Administrative Agent shall deliver to the Borrower a schedule of security agreements, mortgages and guarantees, among other things, required to be executed by Foreign Subsidiaries (the "Foreign Collateral Schedule"). The Borrower shall, on or before February 15, 2002, deliver to the Administrative Agent and the Lenders the security agreements, mortgages and guarantees listed on the Foreign Collateral Schedule, together with all documents and instruments necessary to perfect the security interests granted in such security agreements and such legal opinions as the Administrative Agent may request, in each case, in form and substance satisfactory to the Administrative Agent and the Required Lenders.

                           (v) In the event that the Administrative Agent determines to undertake an independent valuation of the consolidated enterprise value of the Borrower and its Subsidiaries, which undertaking may be done or updated from time to time, the Borrower and its Subsidiaries shall cooperate in all respects with any such valuation advisor selected by the Administrative Agent. Moreover, the Borrower and its Subsidiaries shall furnish the Agent with any written appraisal or valuation report received by them with respect to the consolidated enterprise value of the Borrower and its Subsidiaries, as soon as available and in any event within five business days of receipt.

                           (vi) The Borrower and its Subsidiaries shall permit the Administrative Agent, the Lenders and their advisors to visit and inspect their properties (including their books and records, accounts receivable and inventory, facilities and other business assets) as often as requested. The Borrower and its Subsidiaries shall authorize and direct all their accountants and auditors to deliver copies of any of the financial statements, trial balances or other accounting records of any sort and to disclose to the Administrative Agent, the Lenders and their advisors any information they may have concerning the financial status and business operation of the Borrower and its Subsidiaries.

                           (vii) The Borrower, its Subsidiaries and their advisors shall fully cooperate with the Administrative Agent and its advisors with respect to the analysis of domestic and foreign collateral matters, including in connection with the valuation of the consolidated enterprise value. The Borrower shall reimburse the Administrative Agent for all costs and out-of-pocket expenses incurred in connection therewith.

                  (h) Dissolution of Certain Subsidiaries. The Borrower hereby represents and warrants that none of Electro Fiberoptics Corp., CML Fiberoptics, Inc., McLight Distribution, or VCH Incorporated own, directly or indirectly, any assets or other property or conduct any business, and shall not after the Effective Date own, directly or indirectly, any assets or other property or conduct any business. The Borrower shall dissolve and wind up each of Electro Fiberoptics Corp., CML Fiberoptics, Inc., McLight Distribution, and VCH Incorporated, within 90 days of the Effective Date and shall provide the Lenders with reasonable documentation of such dissolution within such time period.

                  Section 3.2. Agreements Deemed Agreements under the Credit Agreement. For purposes of the Credit Agreement, the agreements of the Borrower contained in this Article III shall be deemed to be, and shall be, agreements under the Credit Agreement. Any breach on the part of the Borrower in respect of any agreement contained herein shall constitute an Event of Default.

                                  ARTICLE IV
                                 EFFECTIVE DATE

                  Section 4.1. Effective Date. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of the following:

                  (a) counterparts of this Amendment, duly executed and delivered by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders;

                  (b)      payment of the First Installment;

                  (c) such legal opinions (including opinions from counsel to the Borrower and its Subsidiaries and from such local counsel as may be required by the Administrative Agent), documents, and instruments as are customary for transactions of this type or as the Administrative Agent or any Lender may reasonably request;

                  (d) payment in full in cash of its invoiced and unpaid fees and out-of-pocket expenses incurred in connection with the Credit Agreement, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and any financial advisor retained by counsel to the Administrative Agent.

                  Section 4.2. Effectiveness. Upon this Amendment becoming effective pursuant to Section 4.1, the amendments granted in this Amendment shall be deemed effective as of September 30, 2001.

                                   ARTICLE V
                                 INTERPRETATION

                  Section 5.1. Continuing Effect of the Credit Agreement. The Borrower, the Administrative Agent and each Lender hereby acknowledges and agrees that the Credit Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby. Any terms or conditions contained in this Amendment shall control over any inconsistent terms or conditions in the Credit Agreement or the other Loan Documents.

                  Section 5.2. No Waiver. Nothing contained in this Amendment shall be construed or interpreted or is intended as a waiver of any Default or Event of Default or of any rights, powers, privileges or remedies that the Administrative Agent or the Lenders have or may have under the Credit Agreement, any other related document or applicable law on account of such Default or Event of Default.

                                  ARTICLE VI
                                 MISCELLANEOUS

                  Section 6.1. Representations and Warranties. The Borrower hereby represents and warrants as of the date hereof that, after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing, and (b) all representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof (or if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                  Section 6.2.      Fees and Expenses.

                  (a) The Borrower agrees to pay to the Administrative Agent on demand all expenses including attorney's fees and expenses of the Administrative Agent, incurred by the Administrative Agent, in connection with the preparation, negotiation and execution of this Amendment.

                  (b) The Borrower shall pay to the Administrative Agent, for the account of each Lender on a pro rata basis, an amendment fee (the "Amendment Fee") payable as follows: (i) $950,000 in cash on the Effective Date (the "First Installment"), (ii) $950,000 in cash on January 31, 2002 and (iii) $950,000 in cash on April 1, 2002 (the "Third Installment"); provided, that the Administrative Agent and the Lenders shall waive the Third Installment in the event that Total Exposure is less than $325,000,000 on April 1, 2002. The Amendment Fee shall be deemed earned in full on the Effective Date.

                  (c) The Borrower shall, on the first Business Day of each fiscal quarter, pay to the Administrative Agent, for the account of each Lender on a pro rata basis, a fee (the "Overage Fee") in an amount equal to (i) 0.50% multiplied by (ii) the amount by which (A) the Total Exposure as of such day (after giving effect to any prepayments and Commitment reductions made on such day) exceeds (B) the Target Exposure as of such day.

                  Section 6.3. Confirmation of Indebtedness. The Borrower and the Guarantors hereby confirm and acknowledge that, as of the Effective Date, (i) the Borrower is truly and justly indebted to the Lenders, without defense, counterclaim or offset of any kind, (ii) the Borrower is liable to the Lenders in respect of Loans made under the Credit Agreement, as of November 13, 2001, in the aggregate principal amount of $379,572,425.14 (inclusive of Letters of Credit) and (iii) each Guarantor is contingently liable to the Lenders in respect of such amount.

                  Section 6.4. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  Section 6.5. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES).

                  Section 6.6. Reservation of Rights. Notwithstanding anything contained in this Amendment, the Borrower acknowledges that the Administrative Agent and the Lenders do not waive, and expressly reserve, the right to exercise, at any time, any and all of their rights and remedies under the Credit Agreement, any other related document and applicable law on account of any Default or Event of Default.

                  Section 6.7. Waiver. The Borrower and each of the Guarantors hereby releases, waives, and forever relinquishs all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them has, may have, or might assert at the time of execution of this Amendment or in the future against the Administrative Agent, the Lenders and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns (collectively, the "Lender Group"), directly or indirectly, which occurred, existed, was taken, permitted or begun prior to the execution of this Amendment, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, any other Loan Document and/or the administration thereof or the obligations created thereby, (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any obligations related to the Credit Agreement, any other Loan Document and/or the administration thereof or the obligations created thereby, or (iii) any matter related to the foregoing.

                  Section 6.8. Joinder. To induce the Lenders to continue to make Loans available from time to time to the Borrower, each Subsidiary listed on the signature pages hereto hereby affirms its status as a "Guarantor" under the Credit Agreement or, to the extent applicable, agrees to become a "Guarantor" under the Credit Agreement with the same force and effect as if such Subsidiary was a signatory thereto. Each such Subsidiary shall be jointly and severally liable to each Lender, any Issuing Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Guarantied Obligations and each such Subsidiary agrees that if the Guarantied Obligations are not paid in full when due (whether at stated maturity, by acceleration or otherwise) such Subsidiary shall promptly pay the same, without any demand or notice whatsoever and in the case of any extension of time for payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at stated maturity, by acceleration or otherwise) in accordance with the terms of such extension of time for payment or renewal. Moreover, to induce the Lenders to continue to make Loans available from time to time to the Borrower, each Subsidiary listed on the signature pages hereto hereby affirms its status as a "Debtor" under the Amended and Restated Security Agreement, dated as of October 29, 1999 by and among the Borrower, certain of its Subsidiaries parties thereto and the Administrative Agent (the "Security Agreement") or, to the extent applicable, agrees to become a "Debtor" under the Security Agreement with the same force and effect as if such Subsidiary was a signatory to such agreement and was expressly named as a "Debtor" therein and each Subsidiary hereby grants to the Administrative Agent, for itself and for the benefit of the other Lenders a security interest in all of its Collateral (as defined in the Security Agreement).

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                                    BORROWER


                                    SLI, INC., as Borrower

                                    By:
                                       ----------------------------------------
                                    Name: Robert J. Mancini
                                    Title: Executive Vice President & Treasurer


                                    GUARANTORS


                                    CHICAGO MINIATURE LAMP-SYLVANIA LIGHTING
                                    INTERNATIONAL, INC.

                                    CHICAGO MINIATURE OPTOELECTRONIC
                                    TECHNOLOGIES, INC.

                                    CML AIR, INC.

                                    ELECTRO-MAG INTERNATIONAL, INC.

                                    SLI LIGHTING COMPANY

                                    SLI LIGHTING PRODUCTS, INC.

                                    By
                                      -----------------------------------------
                                    Name:    Robert J. Mancini
                                    Title:     Vice President

                                    A&S ELECTRIC spol s.r.o

                                    ALBA SPEZIALLAMPEN Gmbh

                                    ALBA SPEZIALLAMPEN HOLDING Gmbh

                                    ALBA TECHNOLOGY (M) Sdr. Bhd.

                                    BADALEX LIMITED

                                    CCC DE MEXICO, S.A. DE C.V.

                                    CHICAGO MINIATURE LAMP-SYLVANIA LIGHTING
                                    INTERNATIONAL I, B.V.

                                    LIGHTHOUSE INVESTMENT HOLDINGS LIMITED

                                    SLI MINIATURE LIGHTING Gmbh und Co. KG

                                    W. ALBRECHT GRUNDSTUCKSGESELLSCHAFT Gmbh und CO. Gbr.

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    ADMINISTRATIVE AGENT


                                    FLEET NATIONAL BANK,
                                    as Administrative Agent

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:


                                    CO-AGENTS


                                    KEYBANK NATIONAL ASSOCIATION
                                    as Co-Agent

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    CITICORP USA, INC.
                                    as Co-Agent

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    BAYERISCHE HYPO UND VEREINSBANK AG,
                                    NEW YORK BRANCH as Co-Agent

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:


                                    SYNDICATION AGENT


                                    FIRST UNION NATIONAL BANK
                                    as Syndication Agent

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:


                                    DOCUMENTATION AGENT


                                    ABN AMRO BANK N.V.
                                    as Documentation Agent

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    The foregoing amendment is approved by the Lenders signing below:


                                    LENDERS


                                    FLEET NATIONAL BANK

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    ABN AMRO BANK N.V.

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    FIRST UNION NATIONAL BANK

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    BANK OF AMERICA, N.A.

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    BAYERISCHE HYPO UND VEREINSBANK AG,
                                    NEW YORK BRANCH

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    CITICORP USA, INC.

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    KEYBANK NATIONAL ASSOCIATION

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    LLOYDS TSB BANK PLC

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    BANKONE, NA (Main Office: Chicago)

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    COMERICA BANK

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    BNP PARIBAS, AS SUCCESSOR IN INTEREST TO
                                    BANQUE NATIONALE DE PARIS

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    NATIONAL WESTMINSTER BANK PLC

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    WACHOVIA BANK, N.A.

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    THE BANK OF NOVA SCOTIA

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    NATEXIS BANQUE

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    THE BANK OF NEW YORK

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    KBC BANK, N.V.

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    BANK HAPOALIM B.M.

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title:

                                    By
                                      -----------------------------------------
                                    Name:
                                    Title: